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                        PAINEWEBBER RETIREMENT MONEY FUND

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 31, 2000

                                                                 April 16, 2001

Dear Investor,

This is a supplement to the Prospectus of the above listed fund. The purpose of the supplement is to notify you of the following changes:

PaineWebber Retirement Money Fund has been renamed "UBS PaineWebber Retirement Money Fund."

PaineWebber Incorporated, the fund's investment adviser, administrator and distributor, has been renamed "UBS PaineWebber Inc."

Mitchell Hutchins Asset Management Inc., the sub-adviser and sub-administrator of UBS PaineWebber Retirement Money Fund, is now conducting business under the name "Brinson Advisors" and is expected to change its name to "Brinson Advisors, Inc." on or about May 1, 2001.

UBS PaineWebber'sm'* and Brinson Advisors are indirect wholly owned subsidiaries of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

For more information on your fund, please contact your Financial Advisor.


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    *UBS PaineWebber is a service mark of UBS AG.




                                                                     Item #ZS-93


                        STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as................'sm'